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                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

                       Pursuant to Section 13 or 15(d) of
                       the Securities Exchange Act of 1934

                          Date of Report: May 31, 2008

                                  AcuNetx, Inc.
                                  -------------
             (Exact name of registrant as specified in its charter)

            Nevada                     0-27857                 88-0249812
 ----------------------------       -------------         -------------------
 (State or other jurisdiction        (Commission            (IRS Employer
      of incorporation)              File Number)         Identification No.)

                         2301 W. 205th Street, Suite 205
                               Torrance, CA 90501
                               ------------------
                    (Address of principal executive offices)

              The Company's telephone number, including area code:

                                 (310) 328-0477

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SECTION 5 -CORPORATE GOVERNANCE AND MANAGEMENT

Item 5.02 Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers

      On May 31, 2008, Charles E. Phillips, Chairman of the Board of Directors of the Company, resigned from the Board for health reasons.

      Robert S. Corrigan, a current member of the Board of Directors, was appointed Chairman of the Board to replace Mr. Phillips.

                                   SIGNATURES

      Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

                                         AcuNetx, Inc., a Nevada corporation

                                         By: /s/ Ronald A. Waldorf
                                            ------------------------------
                                            Ronald A. Waldorf, President

Date: June 3, 2008